                         AIM DOLLAR FUND: ADVISOR CLASS

                       Supplement dated September 8, 1998,
                    to the Prospectus dated September 8, 1998


        At a meeting held on August 31, 1998, the Board of Trustees of AIM Investment Portfolios approved a proposal to reorganize AIM Dollar Fund (the "Fund") into AIM Money Market Fund ("Money Market Fund"), a portfolio of AIM Funds Group ("AFG"), through the transfer of the Fund's assets to Money Market Fund in exchange for Money Market Fund shares. The reorganization, which is expected to occur during 1998, is subject to a number of conditions including approval of the Board of Trustees of AFG and the Fund's shareholders. Effective October 1, 1998, the Fund will be closed to new investors, although existing shareholders may continue to purchase and redeem shares of the Fund.